                                                                    EXHIBIT 99.1

                                  LAIDLAW INC.
                   (DEBTOR-IN-POSSESSION AS OF JUNE 28, 2001)
                           CONSOLIDATED BALANCE SHEETS
                              (U.S. $ IN MILLIONS)

                                                                                      FEBRUARY 28,
                                                                                          2003
                                                                                      ------------
                                                                                      (UNAUDITED)
ASSETS

CURRENT ASSETS
Cash and cash equivalents                                                             $     280.6
Restricted cash and cash equivalents                                                        108.8
Short-term deposits and marketable securities                                                29.6
Trade accounts receivable                                                                   625.3
Other receivables                                                                            64.8
Income taxes recoverable                                                                     32.7
Parts and supplies                                                                           50.7
Other current assets                                                                         73.0
                                                                                      -----------
TOTAL CURRENT ASSETS                                                                      1,265.5
                                                                                      -----------

LONG-TERM INVESTMENTS                                                                       422.5
                                                                                      -----------

PROPERTY AND EQUIPMENT
Land                                                                                        163.1
Buildings                                                                                   291.8
Vehicles                                                                                  2,182.9
Other                                                                                       428.8
                                                                                      -----------
                                                                                          3,066.6
Less:  Accumulated depreciation                                                           1,414.5
                                                                                      -----------
                                                                                          1,652.1
                                                                                      -----------
OTHER ASSETS
Goodwill (net of accumulated amortization and impairments of
   $2,987.1)                                                                                774.9
Pension asset                                                                                14.6
Deferred charges and other assets                                                            18.5
                                                                                      -----------
                                                                                            808.0
                                                                                      -----------

TOTAL ASSETS                                                                          $   4,148.1
                                                                                      ===========

                                  LAIDLAW INC.
                   (DEBTOR-IN-POSSESSION AS OF JUNE 28, 2001)
                           CONSOLIDATED BALANCE SHEETS
                              (U.S. $ IN MILLIONS)

                                                                                      FEBRUARY 28,
                                                                                          2003
                                                                                      ------------
                                                                                      (UNAUDITED)
LIABILITIES

LIABILITIES NOT SUBJECT TO COMPROMISE
    CURRENT LIABILITIES
    Accounts payable                                                                  $       96.3
    Accrued liabilities                                                                      510.4
    Current portion of long-term debt                                                         19.2
                                                                                      ------------
    TOTAL CURRENT LIABILITIES                                                                625.9

    LONG-TERM DEBT                                                                           217.9

    OTHER LONG-TERM LIABILITIES                                                              677.7

LIABILITIES SUBJECT TO COMPROMISE                                                          3,977.1

COMMITMENTS AND CONTINGENCIES
                                                                                      ------------

TOTAL LIABILITIES                                                                          5,498.6
                                                                                      ------------

SHAREHOLDERS' EQUITY (DEFICIENCY)
Preference Shares                                                                              7.9
Common Shares; issued and outstanding
   325,927,870                                                                             2,222.6
Accumulated other comprehensive loss                                                        (415.1)
Deficit                                                                                   (3,165.9)
                                                                                      ------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIENCY)                                                   (1,350.5)
                                                                                      ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)                               $    4,148.1
                                                                                      ============